                                                                     Exhibit 2.3










                                 FIRST AMENDMENT

                                       TO

                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                            ALLIANT TECHSYSTEMS INC.

                                       AND

                     ATK COMMERCIAL AMMUNITION COMPANY INC.

                                       AND

                             MEADE INSTRUMENTS CORP.

                                       AND

                               MTSC HOLDINGS, INC.





                                      DATED

                                 OCTOBER 4, 2002

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                               FIRST AMENDMENT TO
                            STOCK PURCHASE AGREEMENT


         This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this "AMENDMENT"), dated as of October 4, 2002, is made and entered into by and between Alliant Techsystems Inc., a Delaware corporation ("SELLER PARENT"), and ATK Commercial Ammunition Company Inc., a Delaware corporation and an indirect wholly owned subsidiary of Seller Parent ("SELLER"), on the one hand, and Meade Instruments Corp., a Delaware corporation ("BUYER PARENT"), and MTSC Holdings, Inc., a California corporation and a wholly owned subsidiary of Buyer Parent ("BUYER"), on the other.

         WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement, dated as of September 14, 2002 (the "Agreement");

         WHEREAS, any capitalized terms used herein and references to sections and schedules not otherwise defined shall have the meaning ascribed to them in the Agreement;

         WHEREAS, the parties to the Agreement have agreed to enter into this Amendment to the Agreement, pursuant to which the parties agree to amend and restate Section 10.15(d) of the Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Amendment, the parties agree as follows:


1.1 The parties hereto agree that Section 10.15(d) of the Agreement is amended and restated to read as follows, "by Buyer or Seller if the Closing Date shall not have occurred by October 25, 2002."

1.2 The other terms and conditions of the Agreement remain unamended and in full force and effect as set forth in the Agreement.


         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.
                            SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                            ATK COMMERCIAL AMMUNITION
                            COMPANY INC.


                            By:               /S/ Robert J. Mcreavy
                                     ------------------------------------------
                            Name:             Robert J. Mcreavy
                                     ------------------------------------------
                            Title:   Vice President, Tax  and Treasurer
                                     ------------------------------------------


                            ALLIANT TECHSYSTEMS INC.

                            By:               /S/ Eric S. Rangen
                                     ------------------------------------------
                            Name:             Eric S. Rangen
                                     ------------------------------------------
                            Title:   Vice President and Chief Financial Officer
                                     ------------------------------------------


                            MTSC HOLDINGS, INC.

                            By:               /S/ John C. Diebel
                                     ------------------------------------------
                            Name:             John C. Diebel
                                     ------------------------------------------
                            Title:   Chairman and Chief Executive Officer
                                     ------------------------------------------


                            MEADE INSTRUMENTS CORP.

                            By:               /S/ John C. Diebel
                                     ------------------------------------------
                            Name:             John C. Diebel
                                     ------------------------------------------
                            Title:   Chairman and Chief Executive Officer
                                     ------------------------------------------


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